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EXHIBIT 99.3

                         PRO FORMA FINANCIAL INFORMATION

Vlasic Foods International Inc. and its subsidiaries (the "Company") completed the sale of substantially all of its North American assets to Pinnacle Foods Corporation (formerly named HMTF Foods Acquisition Corp.) ("PFC"), an affiliate of Hicks, Muse, Tate & Furst Incorporated on May 22, 2001. Also, on April 5, 2001, the Company completed the sale of substantially all of the assets of the Company's United Kingdom subsidiaries. The pro forma earnings statement data for the year ended July 30, 2000 and the six months ended January 28, 2001 presented below have been prepared assuming the Company consummated both sales and filed for reorganization relief under Chapter 11 of the U.S. Bankruptcy Code at the beginning of the periods presented and reflect other adjustments related to the dispositions. The pro forma balance sheet data as of January 28, 2001 assumes the Company consummated both sales and filed for reorganization relief under Chapter 11 of the U.S. Bankruptcy Code on January 28, 2001. The pro forma earnings statement and balance sheet data presented below is unaudited. The pro forma earnings statement data is not necessarily indicative of what the actual results of operations would have been had the transactions occurred at the beginning of the period presented, nor do they purport to indicate the results of future operations. All amounts are in thousands.

Earnings Statement Data:
Vlasic Foods International Inc.

                                                                 FISCAL YEAR ENDED
                                                -----------------------------------------------
                                                  July 30,        Pro Forma         Pro Forma
                                                   2000           Adjustments      July 30, 2000
                                                ---------       --------------    -------------
                                                                 (Unaudited)       (Unaudited)
Net sales                                       $ 901,564       $ (901,564)(a)    $      --
                                                ---------       -------------      ------------
Costs and expenses

  Cost of products sold                           594,531         (594,531)(a)           --
  Marketing and selling expenses                  242,364         (242,364)(a)           --
  Administrative expenses                          48,110          (48,110)(a)           --
  Other (income) expense, net                       8,867           (8,867)(a)           --
                                                ---------       -------------      ------------
    Total costs and expenses                      893,872         (893,872)               --
                                                ---------       -------------      ------------
Earnings before interest and taxes                  7,692           (7,692)               --
  Interest expense                                 51,308          (21,531)(b)        29,777
  Interest income                                   1,336           13,864(b)         15,200
  Reorganization charges under Chapter 11              --           22,000(c)         22,000
                                                ---------       -------------      ------------
Loss before taxes                                 (42,280)           5,703           (36,577)
Taxes on earnings                                 (13,641)          13,641(a)           --
                                                ---------       -------------      ------------
Loss from continuing operations                 $ (28,639)        $ (7,938)        $ (36,577)
                                                =========       =============      ============

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Earnings Statement Data (continued):
Vlasic Foods International Inc.

                                                           SIX MONTHS ENDED
                                         -------------------------------------------------------
                                          January 28,          Pro Forma            Pro Forma
                                             2001             Adjustments         January 28, 2001
                                         --------------      --------------       --------------
                                          (Unaudited)         (Unaudited)          (Unaudited)
Net sales                                    $ 253,971          $ (253,971)(a)        $     --
                                         --------------      --------------       --------------
Costs and expenses

  Cost of products sold                        166,786            (166,786)(a)              --
  Marketing and selling expenses                61,678             (61,678)(a)              --
  Administrative expenses                       22,815             (22,815)(a)              --
  Other (income) expense, net                   (3,306)              3,306 (a)              --
  Special items                                 21,000             (21,000)(a)              --
                                         --------------      --------------       --------------
    Total costs and expenses                   268,973            (268,973)                  --
                                         --------------      --------------       --------------

Loss before interest and taxes                 (15,002)             15,002                   --
  Interest expense                              32,318             (10,723)(b)           21,595
  Interest income                                  261               7,339(b)             7,600
  Reorganization charges under Chapter 11           --              15,000(c)            15,000
                                         --------------      --------------       --------------
Loss before taxes                              (47,059)             18,064              (28,995)
Taxes on earnings                               16,725             (16,725)(a)               --
                                         --------------      --------------       --------------
Loss from continuing operations              $ (63,784)           $ 34,789            $ (28,995)
                                         ==============      ==============       ==============

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Balance Sheet Data:
Vlasic Foods International Inc.

                                                            January 28,          Pro Forma           Pro Forma
                                                               2001             Adjustments       January 28, 2001
                                                          ----------------    ----------------    ----------------
                                                            (Unaudited)         (Unaudited)         (Unaudited)
Current assets
  Cash and cash equivalents                                      $ 27,773           $ 354,456(d)        $ 382,229
  Restricted cash                                                   7,400                  --(d)            7,400
  Accounts receivable                                              29,633             (29,633)(e)              --
  Inventories                                                      28,916             (28,916)(e)              --
  Other current assets                                              4,693              (2,195)(e)           2,498
                                                          ----------------    ----------------    ----------------
    Total current assets                                           98,415             293,712             392,127
                                                          ----------------    ----------------    ----------------
  Plant assets, net                                               112,591            (112,591)(e)              --
  Net assets of discontinued operations                           182,641            (182,641)(e)              --
  Other assets, net                                                 7,475              (7,475)(f)              --
                                                          ----------------    ----------------    ----------------
    Total assets                                                $ 401,122             $(8,995)          $ 392,127
                                                          ================    ================    ================
Current liabilities

  Notes and accrued interest payable to banks                   $ 323,895            $     --           $ 323,895
  Senior subordinated notes                                       197,246               2,754(f)          200,000
  Accrued reorganization costs                                         --              22,000(f)           22,000
  Payables and accrued liabilities subject to compromise           54,070             (30,685)(e)          23,385
                                                          ----------------    ----------------    ----------------
    Total current liabilities                                     575,211              (5,931)            569,280
    Noncurrent liabilities subject to compromise                   40,038             (29,624)(e)          10,414
                                                          ----------------    ----------------    ----------------
    Total liabilities                                             615,249             (35,555)            579,694
                                                          ----------------    ----------------    ----------------
Shareowners' deficit

  Common stock, no par value; authorized 56,000 shares;
   issued 45,418 shares at January 28, 2001                       137,758                  --             137,758
Accumulated deficit                                              (352,619)             26,655(e)         (325,964)
Accumulated other comprehensive income                                734                 (95)(e)             639
                                                          ----------------    ----------------    ----------------
    Total shareowners' deficit                                   (214,127)             26,560            (187,567)
                                                          ----------------    ----------------    ----------------
Total liabilities and shareowners' deficit                      $ 401,122             $(8,995)          $ 392,127
                                                          ================    ================    ================

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Vlasic Foods International Inc.
Notes To Pro Forma Financial Information

(a) Pro forma adjustment to such Earnings Statement Data arises from the sales of substantially all North American and United Kingdom assets of the Company as if such transactions had been consummated as of the beginning of the period for which the pro forma financial information is presented.

(b) Pro forma adjustment arises from the estimation of interest income earned on the proceeds of both sales and the elimination of interest expense on the senior subordinated notes as if the transactions and the Company's filing for reorganization relief under Chapter 11 of the U.S. Bankruptcy Code had been consummated as of the beginning of the period for which the pro forma earnings statement is presented. For purposes of preparing the pro forma earnings statement data, it has been assumed that no interest is paid on the senior subordinated notes. The determination of whether or not interest is paid on such debt will be made when the Company's plan of liquidation is developed and approved.

(c) If the Company had completed the sale at the beginning of the period presented, the only activities during the period would have been winding down the affairs of the entities and administering the Company's bankruptcy estate, assuming the Company filed for reorganization relief under Chapter 11 of the U.S. Bankruptcy Code at the beginning of the period presented. Therefore, the pro forma adjustment adds an estimate of the reorganization charges the Company would have incurred as if both sales had occurred at the beginning of the period.

(d) Pro forma adjustments arise from the receipt of the net proceeds from the two sales. Restricted cash balances will be used ultimately to satisfy liabilities.

(e) Pro forma adjustments to various asset, liability and equity items arise due to the sales of such assets to the buyers and the assumption of such liabilities by the buyers as if both transactions were consummated on January 28, 2001.

(f) Pro forma adjustments to other assets and senior subordinated notes result from the valuation adjustments to unamortized debt issuance costs and debt discount associated with the senior subordinated notes as if the Company consummated both sales and filed for reorganization relief pursuant to the U.S. Bankruptcy Code on January 28, 2001. Current liabilities reflect reorganization costs to be incurred over a twelve-month period resulting from the Company's filing for reorganization relief.

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